UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) June 9, 2004


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                       1-2207              38-0471180
        -----------------              --------------      --------------
        (State or other                (Commission         (I.R.S. Employer
        jurisdiction of                File No.)           Identification No.)
        incorporation of
        organization)


        280 Park Avenue
        New York, NY                                       10017
        ---------------------------------------------      -----------------
        (Address of principal executive office)            (Zip Code)


        Registrant's telephone number, including area code:   (212)  451-3000


        ----------------------------------------------      -----------------
        (Former name or former address,                    (Zip Code)
         if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits


         3.1 - Certificate of Incorporation of Triarc Companies, Inc., as currently in effect.

        99.1 - Press release of Triarc Companies, Inc. dated June 9, 2004.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                   TRIARC COMPANIES, INC.



                                   By:    STUART I ROSEN
                                   -----------------------------------
                                   Stuart I. Rosen
                                   Senior Vice President
                                   and Associate General Counsel

Dated:  June 9, 2004

                                  EXHIBIT INDEX

Exhibit
No.               Description                                       Page No.


3.1 Certificate of Incorporation of Triarc Companies, Inc., as currently in effect.

99.1   Press release of Triarc Companies, Inc. dated June 9, 2004.